UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 29, 2019

H&E Equipment Services, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  000-51759

Delaware	81-0553291
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

7500 Pecue Lane

Baton Rouge, LA 70809

(Address of principal executive offices, including zip code)

(225) 298-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	HEES	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)On August 29, 2019, the Board of Directors (the “Board”) of H&E Equipment Services, Inc. (the “Company”) appointed Mary Pat Thompson as director of the Company. Upon Ms. Thompson’s appointment as a director of the Company, the size of the Board was expanded from nine to ten members. Ms. Thompson does not currently serve on any committees of the Company.

Ms. Thompson, age 56, currently serves as the President of Titan Technologies, Inc. Ms. Thompson previously served as the Senior Vice President of Finance of the MWI Animal Health Division of AmerisourceBergen, Inc., from February 2015 to October 2018, and the Chief Financial Officer of MWI Veterinary Supply, Inc., from June 2002 to February 2015. Ms. Thompson received her Bachelor of Science in Accounting from the University of Idaho.

There are no arrangements or understandings between Ms. Thompson and any other persons pursuant to which Ms. Thompson was selected as a director of the Company. Ms. Thompson does not have any direct or indirect material interest in any transaction requiring the disclosure of the information required by Item 404(a) of Regulation S-K. There is no material plan, contract or arrangement to which Ms. Thompson is a party or in which she participates that is entered into, or material amendment in connection with the triggering event, or any grant or award to Ms. Thompson or modification thereto, under any such plan, contract or arrangement in connection with any such event. There are also no family relationships between Ms. Thompson and any director or executive officer of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On August 29, 2019, the Board of the Company amended Article III, Section 2 of the Company’s Bylaws to increase the maximum number of directors on the Board from nine to ten directors. The amended provision provides that the number of directors which shall constitute the Board shall be between five and ten.

The foregoing description is qualified in its entirety by reference to the full text of the Company’s Bylaws, as amended and restated, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

3.1	Amended and Restated Bylaws of the Company, dated as of August 29, 2019.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2019	By:	/s/ Leslie S. Magee
Leslie S. Magee
Chief Financial Officer